                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 3, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


    Delaware                      1-7182                   13-2740599
--------------------------------------------------------------------------------
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                 File Number)             Identification No.)
incorporation)




4 World Financial Center, New York, New York   10080
----------------------------------------------------
(Address of principal executive offices)  (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.           Other Events
-------           ------------

         Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $54,000,000 aggregate original public offering price of Strategic Return Notes/SM/ Linked to the Select Ten Index due May 3, 2007 under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------

                                        EXHIBITS

                  (4) Instruments defining the rights of security holders, including indentures.

                                        Form of Merrill Lynch & Co., Inc.'s
                                        Strategic Return Notes/SM/ Linked to the
                                        Select Ten Index due May 3, 2007.

                  (5) & (23)            Opinion re: legality; consent of
                                        counsel.

                                        Opinion of Sidley Austin Brown &
                                        Wood LLP relating to the Strategic
                                        Return Notes/SM/ Linked to the Select
                                        Ten Index due May 3, 2007 (including
                                        consent for inclusion of such
                                        opinion in this report and in
                                        Merrill Lynch & Co., Inc.'s
                                        Registration Statement relating to
                                        such Securities).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                    MERRILL LYNCH & CO., INC.
                                    -------------------------
                                          (Registrant)


                                    By:        /s/ John C. Stomber
                                         ---------------------------------------
                                                   John C. Stomber
                                                Senior Vice President
                                                         and
                                                      Treasurer

Date: May 3,  2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549











                            MERRILL LYNCH & CO., INC.










                          EXHIBITS TO CURRENT REPORT ON
                           FORM 8-K DATED MAY 3, 2002









                                                   Commission File Number 1-7182

                                  Exhibit Index

Exhibit No.              Description                                                  Page
-----------              -----------                                                  ----

(4) Instruments defining the rights of security holders, including indentures.

                                    Form of Merrill Lynch & Co., Inc.'s
                                    Strategic Return Notes/SM/ Linked to the
                                    Select Ten Index due May 3, 2007.

(5) & (23)               Opinion re:  legality; consent of counsel.

                                    Opinion of Sidley Austin Brown & Wood LLP relating to the Strategic Return Notes/SM/
                                    Linked to the Select Ten Index due May 3,
                                    2007 (including consent for inclusion of such opinion in this report and in Merrill
                                    Lynch & Co., Inc.'s Registration Statement relating to such Securities).